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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) July 19, 2001
                                                        --------------


                        Spiegel Credit Corporation III
                             Spiegel Master Trust
                             --------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


333-39062 and 333-39062-01                               36-3976025
--------------------------                               ----------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


400 West 9/th/ Street, Suite 101B, Wilmington DE              19801
------------------------------------------------              -----
    (Address of Principal Executive Offices)                (Zip Code)


                                 (302) 429-7609
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                   No Change
                                   ---------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Acquisition or Disposition of Assets.

     On July 19, 2001, Registrants caused the issuance and sale by Spiegel Credit Card Master Note Trust of $600,000,000 aggregate principal amount of Series 2001-A Floating Rate Asset-Backed Notes (the "Notes"). In addition, on July 19, 2001, the following documents relating to the Spiegel Credit Card Master Note Trust were amended:

     1. Series 2000-A Indenture Supplement, dated as of December 1, 2000, between Spiegel Credit Card Master Note Trust and The Bank of New York

     2. Collateral Series Supplement, dated as of December 1, 2000, between Spiegel Credit Corporation III, First Consumers National Bank and The Bank of New York

     3. Receivables Purchase Agreement, dated as of December 1, 2000, between Spiegel Credit Corporation III, First Consumers National Bank and Spiegel Acceptance Corporation

     The Registrant is filing final forms of Exhibits 4.1, 4.2, 4.3 and 4.4 listed in Item 7(c) below relating to the Notes, and Exhibits 4.5, 4.6 and 4.7 relating to the amendments described above.

Item 7.   Financial Statements and Exhibits.

(c)       Exhibits.

Exhibit
  No.     Document Description
-------   --------------------

(c)       Exhibit 4.1   Series 2001-A Indenture Supplement, dated as of July19,
                        2001, between Spiegel Credit Card Master Note Trust and
                        The Bank of New York
          Exhibit 4.2   Financial Guaranty Insurance Policy issued by MBIA with
                        respect to the Series 2001-A Notes
          Exhibit 4.3   Financial Guaranty Insurance Policy issued by MBIA with
                        respect to the Series 2001-A Interest Rate Swap
          Exhibit 4.4   ISDA Master Agreement, and Schedule and Confirmation
                        related thereto, dated as of July 19, 2001, between Spiegel Credit Card Master Note Trust and Morgan
                        Guaranty Trust Company of New York
          Exhibit 4.5   Amendment No. 1 to Spiegel Credit Card Master Note Trust
                        Series 2000-A Indenture Supplement, dated as of July 19,
                        2001, between Spiegel Credit Card Master Note Trust and
                        The Bank of New York
          Exhibit 4.6   Amendment No. 1 to Collateral Series Supplement, dated
                        as of July 19, 2001, between Spiegel Credit Corporation
                        III, First Consumers National Bank and The Bank of New
                        York
          Exhibit 4.7   Third Amendment to Receivables Purchase Agreement, dated
                        as of July 19, 2001, between Spiegel Credit Corporation
                        III, First Consumers Spiegel Acceptance Corporation
                        National Bank and

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SPIEGEL CREDIT CORPORATION III
                              (Co-Registrant)



Dated: July [ ], 2001        By: /s/ John R.  Steele
                                --------------------
                             Name: John R.  Steele
                             Title: Treasurer and Director


                             SPIEGEL MASTER TRUST
                             (Co-Registrant)

                             By: Spiegel Credit Corporation III,
                             as originator of Spiegel Master Trust



Dated: July [ ], 2001        By: /s/ John R.  Steele
                                -------------------
                             Name: John R.  Steele
                             Title: Treasurer and Director

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